Exhibit 10.16

                               CONVERTIBLE NOTE IV

                  FOR VALUE RECEIVED QUINTEK TECHNOLOGIES, INC., a California corporation (hereinafter called the "Borrower"), hereby promises to pay to Kazi Management VI, LLC (the "Holder") on order, without demand, the sum of One Hundred Thousand Dollars ($100,000), with simple interest accruing at the annual rate of 10%, on April 26, 2005 (the "Maturity Date").

                  The following terms shall apply to this Note:

                                    ARTICLE I

                           DEFAULT RELATED PROVISIONS

                  1.1 Payment Grace Period. The Borrower shall have a five (5) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum above the then applicable interest rate hereunder shall apply to the amounts owed hereunder.

                  1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date the Borrower has amended Borrower's Articles of Incorporation to authorize 200,000,000 shares of Common Stock; and Borrower's registration statement registering the shares underlying the Note and accrued interest has been declared effective by the Securities Exchange Commission and until the Note is paid in full. This Note automatically converts in full once the abovesaid registration statement has been declared effective.

                  1.3 Interest Rate. Interest payable on this Note shall accrue at the annual rate of ten percent (10%) and be payable in arrears commencing on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.


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                                   ARTICLE II

                                CONVERSION RIGHTS

                  At any time during the term of this Note, provided the conditions of Section 1.2 above are satisfied, the Holder may deliver a written notification (the "Notice of Conversion") to the Borrower setting forth the portion of the principal amount of the Note and/or interest due and payable (the "Investment Amount") that the Holder exercises its conversion rights with respect thereto, subject to the terms and provisions set forth below. Notwithstanding, Borrower may, at its option, pay interest due and payable on the Note in cash or in freely tradable shares of Common Stock at the Conversion Price.

                  2.1. Conversion into the Borrower's Common Stock and Bonus Warrants.

                  (a) The Holder shall have the right, but not the obligation, from and after the Borrower's receipt of an Notice of Conversion or the occurrence of any Event of Default, as the case may be, provided the conditions of Section 2.1 have been fulfilled, and then at any time until this Note is fully paid, to convert the principal portion of this Note and/or interest due and payable set forth in each such Notice of Conversion or the entire principal portion of this Note and/or interest due and payable following the occurrence or an Event of Default, as the case may be, into fully paid and nonassessable shares of common stock of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Additionally, Holder shall receive one
(1) Bonus Warrant for each conversion share of Common Stock. Each Bonus Warrant shall be exercisable, for a period of five years from the date of issuance, into one (1) share of Common Stock at a price ten cents ($0.10). Warrants shall be good for five years from the date of issuance. Upon delivery to the Borrower of a Notice of Conversion substantially in the form attached to this Note, giving the Holder's written request for conversion (the date of giving such notice of conversion being a "Conversion Date"), the Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Borrower, the Borrower will deliver accrued but unpaid interest on the Note through the Conversion Date directly to the Holder. The number of shares of Common Stock (and Bonus Warrants) to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted and interest, if any, by the Conversion Price. Notwithstanding, this Note and all accrued interest shall automatically convert upon the effectiveness of Borrower's registration statement registering the shares underlying the Note and accrued interest (and Bonus Warrants) with the Securities Exchange Commission.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be $0.06.

                  (c) The Conversion Price described above shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                           A.  Merger,  Sale of Assets,  etc. If the Borrower at
any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other person or entity, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect

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
to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                           B. Reclassification, etc. If the Borrower at any time
shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                           C. Stock Splits,  Combinations and Dividends.  If the
shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price (and the exercise price of Bonus Warrants) shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                           D.  Stock  Sale.  If,  prior  to  conversion  of  the
entirety of this Note, the Borrower enters into any agreement to sell its Common Stock or a convertible instrument that converts into its Common Stock prior to conversion of this Note at a price less than the Conversion Price of this Note, then the Conversion Price of any outstanding principal and interest of this Note shall be reset to the price of that offering, and the exercise price of Bonus Warrants to be issued upon conversion of any outstanding principal and interest of this Note shall be proportionately reduced.

                  (d) Holder understands that Borrower is currently preparing a proxy statement to be filed with the Securities and Exchange Commission and sent to shareholders seeking to amend Borrower's Articles of Incorporation to authorize 200,000,000 shares of Common Stock; and that Holder may not have sufficient available Common Stock to provide for the issuance of Common Stock and Bonus Warrants upon the full conversion of this Note. Thus, the conversion right of the Holder shall only exist upon fulfillment of the conditions of
Section 1.2. During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock and Bonus Warrants upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates and warrants to execute and issue the necessary certificates for shares of Common Stock and Bonus Warrants upon the conversion of this Note.

                  2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

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

                                   ARTICLE III

                                EVENT OF DEFAULT

                  The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

                  3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon or on any other promissory note issued pursuant to the Purchase Agreement, when due and such failure continues for a period of five (5) days after the due date.

                  3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of seven (7) days after written notice to the Borrower from the Holder.

                  3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading.

                  3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  3.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

                  3.7 Delisting. Delisting of the Common Stock from the Principal Market or such other principal exchange on which the Common Stock is listed for trading; the Borrower's failure to comply with the conditions for listing; or notification that the Borrower is not in compliance with the conditions for such continued listing.

                  3.8 Concession. A concession by the Borrower, after applicable notice and cure periods, under any one or more obligations in an aggregate monetary amount in excess of $50,000.

                  3.9 Stop Trade. An SEC stop trade order or Principal Market trading suspension.

                  3.10 Failure to Deliver Common Stock or Replacement Note. The Borrower's failure to timely deliver Common Stock and Bonus Warrants to the Holder pursuant to and in the form required by this Note or, if required, a replacement Note.

                  3.14 Default Under Security. An Event of Default occurs under and as defined in the Security Agreement dated as of the date hereof between the Borrower and the Holder as such agreement may be amended, modified and supplemented from time to time, and such Event of Default is not cured during any applicable cure or grace period.
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

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  4.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the following address:

                  537 Constitution Avenue, Suite B
                  Camarillo, CA 93012

                  and to the Holder at the following address:

                  P. O. Box 11239
                  A-1-A Estate Thomas
                  St. Thomas, US VI 00801

                   with a copy to Gary L. Blum, Esq., Law Offices of Gary L. Blum, 3278 Wilshire Blvd., Suite 603, Los Angeles, CA 90010, Facsimile:
213-384-1035, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower by telecopying an executed and completed Notice of Conversion to the Borrower via confirmed telecopier transmission. The Holder will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date.

                  4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

                  4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

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

                  4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of or in the federal courts located in the state of California. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

                  4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

                  4.8 Prepayment. This Note may be paid (in whole or in part) prior to the Maturity Date without the consent of the Holder.

                  4.15 Security Interest. The holder of this Note has been granted a security interest in shares of common stock of the Borrower more fully described in a Security Agreement.

                  4.16 Construction. Each party stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by its CEO on this 26th day of April 2004.

                                       QUINTEK TECHNOLOGIES, INC.


                                       By:  /s/ Robert Steele
                                           -------------------------------------
                                                Robert Steele, CEO



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                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by QUINTEK TECHNOLOGIES, INC. on April 26, 2004 into Shares of Common Stock of QUINTEK TECHNOLOGIES, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________


________________________________________________________________________________

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO QUINTEK TECHNOLOGIES, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.


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